UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 26, 2024

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
2375 E. Camelback Rd, Suite 600
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
2525 E. Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard, Transfer of Listing.
Item 8.01 Other Events

On August 26, 2024, Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), received written notification (the “Letter”) from the Nasdaq Hearings Panel (the “Panel”) notifying the Company of its decision to grant the Company's request on an extension for completion of its Quarterly Report on Form 10-Q for the period ending June 30, 2024, as part of its overall compliance plan.

As previously reported, the Company had informed the Panel that the company would likely be late on its Q2 financial report during its hearing with the Nasdaq Panel on July 2, 2024, in relation to its delinquent public reports, namely the Annual Report on Form 10-K for the year ended December 31, 2023, and the Quarterly Report on Form 10-Q for the period ended March 31, 2024.

The Letter stated that based on the information presented, the Panel had decided to grant the Company’s request for an exception until November 1, 2024, to regain compliance with the periodic filing delinquency.

The Letter noted that the Nasdaq Listing and Hearing Review Council may, on its own motion, determine to review any Panel decision within 45 calendar days after issuance of the written decision. The Letter continued that if the Listing Council determines to review the decision set forth in the Letter, the Listing Council may affirm, modify, reverse, dismiss or remand the decision to the Panel, and that the Company would be notified immediately in the event the Listing Council determines that this matter will be called for review.

As of the date of this Current Report, the Company has been working with its auditors and other advisors to prepare and compile the Company’s Annual for the year ended December 31, 2023, and the Quarterly Reports for the quarters ended March 31 and June 30, 2024, for filing to regain compliance with the Periodic Filing Rule.

Other Company Updates

Annual Shareholder Meeting: As previously reported by the Company in the CEO Company Update letter dated May 7, 2024, the Company’s Annual Meeting of the Shareholders for the 2023/2024 year previously had been tentatively scheduled for Friday, August 2, 2024, at 5 pm EST, and then moved to November 2, 2024. Based on the Nasdaq Appeal Approval and Company’s plan for the timing of the SEC filings to satisfy the Periodic Filing Rule, Management anticipates that the Shareholder Meeting for the 2023/2024 year will now be held on Monday, November 4, 2024, at 5PM EST.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: August 28, 2024